UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2020, Sterling Bancorp, Inc. (the “Company”), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s common stock, and the Nasdaq Listing Rules provide a procedure for the Company to appeal the Staff Determination and seek a stay pending the appeal as described below.

The Staff Determination was issued as a result of the Company being unable to file its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2020, and its Quarterly Report on Form 10-Q for the period ended June 30, 2020 (collectively, the “Delinquent Reports”) by September 14, 2020, which was the expiration date of the Company’s extension to regain compliance with Nasdaq Listing Rule 5250(c)(1). As a result, unless the Company requests an appeal of the Staff Determination, trading in the Company’s common stock will be suspended from The Nasdaq Capital Market, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to appeal the Staff Determination by requesting a hearing before a Nasdaq Hearings Panel (the “Hearings Panel”) to present its plan to regain compliance with the applicable listing requirements. In connection with its request for a hearing, the Company also intends to request that the suspension and delisting of its common stock be stayed pending the hearing and decision of the Hearings Panel. Under the Nasdaq Listing Rules, these requests must be made within seven days of the date of the Staff Determination, and the Hearings Panel will have an additional 15 days to decide on the request for a further stay pending the hearing. According to the Staff Determination, hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request.

As the Company previously disclosed in Notifications of Late Filing on Forms 12b-25 filed with the SEC on March 17, 2020, May 12, 2020, and August 11, 2020, the delay in filing the Delinquent Reports has been to allow for time needed to complete (i) additional review and procedures, including on the part of the Company’s independent auditors, relating to the circumstances that led to the previously-reported suspension and termination of the Bank’s Advantage Loan Program (the “Advantage Loan Program”) and related matters, and (ii) an ongoing internal review relating to the discontinued Advantage Loan Program that has been led by outside legal counsel under the direction of a special committee of independent directors (the “Internal Review”), as announced in the Company’s Form 8-K filed with the SEC on March 6, 2020.

The additional review and procedures with respect to the Delinquent Reports, including on the part of the Company’s independent auditors, are nearing completion. Although the Company is working diligently in an effort to file the Delinquent Reports as soon as practicable, there can be no assurance that they will be filed prior to any hearing before the Hearings Panel or that the Hearings Panel will grant the Company’s request for a stay pending the hearing. The Internal Review is substantially complete and is no longer impacting the timing for completion and filing of the Delinquent Reports; however, the Company expects the Internal Review to remain open during the pendency of the previously disclosed government investigations and, as such, the Internal Review may require additional work.

A copy of the press release announcing the Staff Determination is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: (i) the ability of the Company and its independent auditors to complete the work required to file the Delinquent Reports in a timely manner; (ii) uncertainties associated with the Staff Determination and the Hearing Panel’s decisions regarding the Company’s failure to file the Delinquent Reports within the prescribed period or any future extension periods, including with respect to any submission to Nasdaq of a request for a hearing, request for a stay of delisting pending the hearing, plan of compliance, or update to such a plan, as well as any appeal of an adverse decision by Nasdaq, and the possibility of being delisted pursuant to Nasdaq’s Listing Rules; (iii) the results of the Internal Review and the possibility of additional terminations and resignations of employees in connection therewith; (iv) the discontinuation of the Advantage Loan Program, the ability to develop new loan products to replace the Advantage Loan Program, and any resulting adverse effects on the Company’s business, financial condition, and/or results of operations; (v) the outcomes of the government investigations and legal proceedings previously disclosed by the Company, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; (vi) the expenses incurred in connection with the Delinquent Reports, Internal Review, government investigations, and legal proceedings disclosed previously and herein; (vii) the effects of the COVID-19 pandemic; and (viii) the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 18, 2019, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished herewith:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Press Release of Sterling Bancorp, Inc. dated September 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer

Date: September 16, 2020